UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2017

Cole Real Estate Income Strategy (Daily NAV), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55187	22-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
As previously disclosed, Cole Real Estate Income Strategy (Daily NAV), Inc.’s (the “Company”) 2017 Annual Meeting of Stockholders (the “Annual Meeting”) was initially called to order on June 21, 2017, and then immediately adjourned to July 27, 2017 at 8:30 a.m. (local time) in order to provide additional time to solicit proxies with respect to the three proposals set forth in the Company’s definitive proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on Schedule 14A on April 17, 2017 (the “Proxy Statement”). On July 27, 2017, the Company held its reconvened Annual Meeting and the following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Proxy Statement.
Proposal No. 1 — The Election of Four Directors to Hold Office Until the 2018 Annual Meeting of Stockholders and Until Their Successors Are Duly Elected and Qualify
All of the director nominees listed below were elected by the Company’s stockholders of record to hold office until the next annual meeting of stockholders in 2018 and until his respective successor has been duly elected and qualifies or until his earlier resignation or removal as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glenn J. Rufrano	9,818,407	126,595	1,244,169	3,110,584
George N. Fugelsang	9,765,616	171,012	1,252,543	3,110,584
Richard J. Lehmann	9,760,041	183,718	1,245,412	3,110,584
Roger D. Snell	9,823,423	128,817	1,236,931	3,110,584
Proposal No. 2 — A Proposal to Amend the Charter to Comply with Requests from a State Securities Administrator
The Company’s stockholders of record approved an amendment to the Company’s Second Articles of Amendment and Restatement to (i) change the definition of a “Roll-up Transaction” and include additional prohibitions related to such transactions and (ii) amend certain investment limitations, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,148,153	103,208	937,810	3,110,584
Proposal No. 3 — The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017
The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,208,223	111,576	979,956	—
No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2017	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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